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                                                                   EXHIBIT 10.56

                        AMENDMENT NUMBER ONE TO LOAN AND
                          SECURITY AGREEMENT AND WAIVER

          This Amendment Number One to Loan and Security Agreement and Waiver ("Amendment") is entered into as of February 22, 2002, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation ("Borrower"), in light of the following:

          A. Borrower and Foothill have previously entered into that certain Loan and Security Agreement, dated as of December 14, 2000 (the "Agreement").

          B. Borrower and Foothill desire to amend the Agreement as provided for and on the conditions herein.

          NOW, THEREFORE, Borrower and Foothill hereby amend and supplement the Agreement as follows:

          1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

          2. WAIVER. Foothill hereby waives any Event of Default arising as of December 31, 2001 from the breach of Section 7.17 of the Agreement.

          3.   AMENDMENTS.

               (a) The following new definition is hereby added in appropriate alphabetical order to Section 1 of the Agreement:

          "'UNBILLED RECEIVABLES' means all Accounts generated by Borrower from recognizing revenues under the cost of completion method, which Accounts have not yet been billed to the respective Account Debtors."

               (b) Section 7.17 of the Agreement is hereby amended and restated to read as follows:

                           "7.17 Financial Covenants.

               (a) Fail to maintain Tangible Net Worth of at least the required amounts set forth in the following table as of the applicable dates set forth opposite thereto:

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
     Applicable Amount                         Applicable Date
        $43,000,000                               3/29/02
        $43,000,000                               6/28/02
        $46,000,000                 9/27/02, and the last day of each fiscal quarter thereafter

               (b) Fail to maintain a ratio of Unbilled Receivables to net Accounts equal to or less than the ratios set forth in the following table as of the applicable dates set forth opposite thereto:

     Applicable Ratio                           Applicable Date
        1.90 : 1.00                               3/29/02
        1.50 : 1.00                               6/28/02
        1.60 : 1.00                 9/27/02, and the last day of each fiscal quarter thereafter

          4. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

          5. NO DEFAULTS. Borrower hereby affirms to Foothill that, other than any Event of Default being waived hereunder, no Event of Default has occurred and is continuing as of the date hereof.

          6. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

               (a) Payment by Borrower to Foothill of an amendment fee in the aggregate amount of Thirty Thousand Dollars ($30,000), such fee to be charged to Borrower's loan account pursuant to Section 2.5(e) of the Agreement; and

               (b) Receipt by Foothill of an executed copy of this Amendment.

          7. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

          8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

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          9.   COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation


                                 By:      Charles Kim
                                    --------------------------------------------
                                 Title:   Vice President
                                       -----------------------------------------


                                 EVANS & SUTHERLAND COMPUTER,
                                 a Utah corporation


                                 By:      William M. Thomas
                                    --------------------------------------------
                                 Title:   Vice President & CFO
                                       -----------------------------------------